UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 31, 2024
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2024, certain consolidated subsidiaries of Rocket Companies, Inc., including QL Ginnie EBO, LLC, a Delaware limited liability company, as seller ("Seller"), QL Ginnie REO, LLC, a Delaware limited liability company, as REO subsidiary ("REO Subsidiary" and together with Seller, the "Seller Parties"), and Rocket Mortgage, LLC, a Michigan limited liability company, as guarantor (the "Company"), and JPMorgan Chase Bank, National Association, as buyer ("Buyer"), entered into (1) the Amended and Restated Master Repurchase Agreement dated as of May 31, 2024 (the "Amended and Restated MRA"), which amended and restated the terms of the existing Master Repurchase Agreement dated as of December 14, 2017, as amended, by and between the Seller Parties, the Company and the Buyer (the "Master Repurchase Agreement"), (2) the Pricing Side Letter relating to the Transaction Pool (EBO) dated as of May 31, 2024, incorporated by reference into the Amended and Restated MRA (the "EBO PSL") and (3) the Pricing Side Letter relating to the Transaction Pool (New Orig) dated as of May 31, 2024, incorporated by reference into the Amended and Restated MRA (the "New Orig PSL", together with the EBO PSL, the "Pricing Side Letters"). The Amended and Restated MRA and Pricing Side Letters extended the termination date of the Master Repurchase Agreement from May 31, 2024 to May 29, 2026, decreased the facility amount from $1.5 billion to $1.0 billion and effectuated certain other technical changes to the Master Repurchase Agreement.

The foregoing description of the Amended and Restated MRA does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amended and Restated MRA, a copy of which will be filed with the quarterly report on Form 10-Q of Rocket Companies, Inc. for the period ending June 30, 2024.

Following the execution of the Amended and Restated MRA, as of May 31, 2024, the total funding capacity of the Company, pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, was $24.8 billion. This figure compares with $24.3 billion as of March 31, 2024 and December 31, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	Executive Legal Counsel and Secretary